3. Summary of Significant Accounting Policies: (h) Provisions (Policies)	12 Months Ended
Jun. 30, 2024
Policies
(h) Provisions

(h) Provisions

A provision is recognized when the Company has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation, and the amount of the obligation can be reliably estimated. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability.

3. Summary of Material Accounting Policies (continued)

(h) Provisions (continued)

A provision for onerous contracts is recognized when the expected benefits to be derived by the Company from a contract are lower than the unavoidable cost of meeting its obligations under the contract.